                       STATEMENT OF ADDITIONAL INFORMATION





                FLAG INVESTORS REAL ESTATE SECURITIES FUND, INC.


                                One South Street
                            Baltimore, Maryland 21202






           THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS WHICH MAY BE OBTAINED FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING THE FUND, ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, (800) 767-FLAG.









             Statement of Additional Information Dated: May 1, 1999,
                    as supplemented through October 25, 1999
                  relating to Prospectuses Dated: May 1, 1999,
                    as supplemented through October 11, 1999

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

 1.      General Information and History.....................................................................     1

 2.      Investment Objective and Policies......................................................................  1

 3.      Valuation of Shares and Redemption.....................................................................  7

 4.      Federal Tax Treatment of Dividends and
           Distributions........................................................................................  8

 5.      Management of the Fund................................................................................. 11

 6.      Investment Advisory and Other Services................................................................. 15

 7.      Distribution of Fund Shares............................................................................ 17

 8.      Brokerage.............................................................................................. 20

 9.      Capital Stock.......................................................................................... 22

10.      Semi-Annual Reports.................................................................................... 22

11.      Custodian, Transfer Agent, and Accounting Services .................................................... 22

12.      Independent Accountants ............................................................................... 23

13.      Legal Matters...........................................................................................23

14.      Performance Information................................................................................ 23

15.      Control Persons and Principal Holders of
           Securities........................................................................................... 25

16.      Financial Statements................................................................................... 26

         Appendix.............................................................................................. A-1


1.      GENERAL INFORMATION AND HISTORY

        Flag Investors Real Estate Securities Fund, Inc. (the "Fund") is an open-end management investment company. The Fund currently offers three classes of shares: Flag Investors Real Estate Securities Fund Class A Shares ("Class A Shares"), Flag Investors Real Estate Securities Fund Class B Shares ("Class B Shares") and Flag Investors Real Estate Securities Fund Institutional Shares ("Institutional Shares")(collectively, the "Shares"). As used herein, the "Fund" refers to Flag Investors Real Estate Securities Fund, Inc. and specific references to any class of the Fund's shares will be made using the name of such class.

        Important information concerning the Fund is included in the Fund's current Prospectuses which may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares to prospective investors. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

        The Fund was incorporated under the laws of the State of Maryland on May 2, 1994. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and its Shares under the Securities Act of 1933, as amended (the "Securities Act"). The Fund began operations on January 3, 1995. The Fund began offering Institutional Shares on March 31, 1997.

        Under a license agreement dated August 23, 1994 between the Fund and Alex. Brown & Sons Incorporated (predecessor to BT Alex. Brown Incorporated), Alex. Brown & Sons Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.


2.      INVESTMENT OBJECTIVE AND POLICIES

        The Fund's investment objective is total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry. Equity securities include common stock, rights or warrants to purchase common stock, preferred stock and securities convertible into common stock. There can be no assurance that the Fund's investment objective will be achieved.

        Under normal conditions at least 65% of the Fund's total assets will be invested in the equity securities of companies principally engaged in the real estate industry. A company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include among others: real estate investment trusts ("REITs"), master limited partnerships that invest in interests in real estate and that are traded on a national securities exchange; real estate brokers or developers; and companies with substantial real estate holdings, such as paper and lumber producers. The Fund may invest up to 10% of its total assets in securities of foreign real estate companies.

        Under normal conditions the portfolio may invest up to 35% of its total assets in securities of companies outside the real estate industry and nonconvertible debt securities such as bonds. The Fund's investment advisor and sub-advisor (collectively, the "Advisors") currently anticipate that investments outside the real estate industry will be primarily in securities of companies whose products and services are related to the real estate industry. They may include manufacturers and distributors of building supplies, financial institutions that make or service mortgages and companies whose real estate assets are substantial relative to their stock market valuations, such as retailers and railroads.


Real Estate Investment Trusts

        Real estate investment trusts ("REITs") pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

        REITs are like closed-end investment companies in that they are essentially holding companies that rely on professional managers to supervise their investments.

Master Limited Partnerships

        The Fund intends to invest in partnership units of real estate companies organized as master limited partnerships whose ownership interests are publicly traded. For federal income tax purposes, an entity treated as a partnership is not itself a taxpaying entity. Instead, each partner in a partnership is required to take into account in computing his income tax liability his allocable share of the income, gain, loss, deductions and credits of the partnership. Master limited partnerships often own several properties or businesses which are related to real estate development or are themselves heavily invested in real estate. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. The Fund will invest only in partnership units of master limited partnerships that are traded on a national securities exchange.

Debt Securities

        Up to 35% of the Fund's total assets may be invested in debt securities (which do not include for purposes of this investment policy convertible debt securities that the Advisors believe have attractive equity characteristics). The Fund may invest in debt securities rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or, if not rated, of comparable quality as determined by the Advisors. While classified as "investment grade," securities rated Baa by Moody's or BBB by S&P have speculative characteristics. (See the Appendix to this Statement of Additional Information for a description of the ratings categories of S&P and Moody's.) In choosing debt securities for purchase by the Fund, the Advisors will employ the same analytical and valuation techniques utilized in managing the equity portion of the Fund's portfolio (see "Investment Advisory and Other Services") and will invest in debt securities only of companies that satisfy the Advisors' investment criteria.

        The Fund may invest up to 5% of its net assets in zero coupon or other original issue discount securities. These securities pay no current interest but are purchased at a deep discount from the amount due at maturity. When held to maturity, the entire return, which consists of the amortization of discount, is the difference between the purchase price and the amount due at maturity.

        The value of the Fund's investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher rated fixed-income securities. The market value of lower rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which primarily reflect fluctuations in general levels of interest rates.

Risks of Investment in Real Estate Securities

        Even though the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of long-term mortgage funds, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

        The risks of ownership of partnership units of master limited partnerships include those related to changes in economic conditions or changes in real estate and specific property values. One added risk of master limited partnerships is that they do not allow for election of independent directors or trustees to oversee the policies of the partnership. Rather, they rely on a general partner to exercise fiduciary responsibilities.

        In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Risks of Investments in Foreign Securities

        Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, potential difficulties in enforcing contractual obligations and the possibility of extended settlement periods. For additional risk disclosure see "Repurchase Agreements" and "When-Issued Securities."

Money Market Securities

        From time to time the Fund may purchase high-quality short-term debt securities, commonly known as money market securities. These securities include direct obligations of the U.S. Government which consist of bills, notes and bonds issued by the U.S. Treasury. Obligations issued by agencies of the U.S. Government, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the U.S. or are guaranteed by the U.S. Treasury or supported by the issuing agencies' right to borrow from the U.S. Treasury.

        The obligations of U.S. commercial banks include certificates of deposit, time deposits and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits earn a specified rate of interest over a definite period of time; however time deposits cannot be traded in the secondary market. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and furnish dollar exchange. Maturities are generally six months or less.

        The commercial paper that may be purchased includes variable amount master demand notes, which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded. Variable or floating rate instruments bear interest at a rate that varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Advisors, be equivalent to the ratings applicable to permitted investments for the Fund. The Advisors will monitor on an ongoing basis the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Futures Contracts and Options on Futures Contracts

        The Fund may buy or sell financial futures contracts or purchase options on such futures as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

        The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder.

        Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities that initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. A purchase of an option involves payment of a premium for the option without any further obligation on the part of the Fund.

        Regulations of the CFTC applicable to the Fund currently require that all of the Fund's futures and options on futures transactions are (1) for bona fide hedging purposes, or (2) for other purposes to the extent that the aggregate initial margin deposits and premiums do not exceed 5% of the liquidation value of the Fund's net assets (after taking into account unrealized profits and unrealized losses on any such contracts it has entered into). Margins and premiums on bona fide hedging positions are excluded from this 5% limit. The Advisor reserves the right to comply with such different standard as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

        The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain that might result from an increase in the value of such position. The Fund will establish a segregated account to cover its positions in options and futures transactions. These segregated accounts will be maintained with the Fund's custodian and will be comprised of liquid assets. The ability of the Fund to hedge successfully will depend on the Advisor's ability to forecast pertinent market movements, which cannot be assured. Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options purchased by the Fund, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce net asset value, while income earned by the Fund from its hedging activities generally will be treated as capital gains.

Other Investment Practices

        In addition, the Fund may enter into repurchase agreements and make purchases of when-issued securities as described below.

        Repurchase Agreements. The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Fund's Board of Directors under criteria established with the guidance of the Advisors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the Fund's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund must be issued by the U.S. Treasury, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

        When-Issued Securities. The Fund may purchase debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Fund will make commitments to purchase obligations on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues to the Fund during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

        The Fund will establish segregated accounts with its custodian and will maintain liquid assets in an amount at least equal in value to its commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

        Temporary Investments. For temporary defensive purposes the Fund may invest up to 100% of its assets in short-term money market instruments consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year, high-grade commercial paper rated, at the time of purchase, in the top two categories by a national rating agency or determined to be of comparable quality by the Advisors at the time of purchase and other long- and short-term debt instruments that are rated A or higher by S&P or Moody's at the time of purchase. The Fund may hold a portion of its assets in cash. The Fund has the ability to invest in warrants, futures contracts and options, but has no intention to do so during the coming year.


Investment Restrictions

        The Fund's investment program is subject to a number of restrictions that reflect self-imposed standards as well as federal regulatory limitations. The restrictions recited below are in addition to those described in the Fund's prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the Fund's outstanding shares. The vote of a majority of the outstanding Shares of the Fund means the lesser of: (i) 67% or more of the Shares present at a shareholder meeting at which the holders of more than 50% of the Shares are present or represented or (ii) more than 50% of the outstanding Shares of the Fund. The Fund will not:

        1. With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except the U.S. Government, its agencies and instrumentalities;

        2. Concentrate 25% or more of its total assets in securities of issuers in any one industry, except that the Fund will concentrate in the real estate industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer); or

        3. Borrow money, except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment.

        4. Invest in real estate, real estate limited partnership interests or mortgages on real estate, provided that the Fund may invest in marketable securities of companies that invest in real estate, real estate investment trusts and exchange-traded master limited partnerships and may purchase securities secured or otherwise supported by interests in real estate.

        5. Purchase or sell commodities or commodities contracts, provided that the Fund may invest in financial futures and options on such futures.

        6. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

        7. Issue senior securities, provided that the Fund may invest in financial futures and options on such futures.

        8. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies.

        9. Effect short sales of securities.

        10. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

        11. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs or oil, gas or mineral leases.

        The following investment restriction may be changed by a vote of the majority of the Board of Directors. The Fund will not:

        1. Invest in shares of any other investment company registered under the Investment Company Act, except as permitted by federal law.

        2. Invest more than 10% of the Fund's net assets in illiquid securities, including repurchase agreements with maturities of greater than seven days.


3.      VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

        The Fund's net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business which is ordinarily 4:00 p.m. (Eastern Time). So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

Redemption

        The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

        Under normal circumstances, the Fund will redeem shares by check or wire transfer of funds, as described in the Prospectuses. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders, the Fund will make payment of the redemption price in whole or in part by a distribution of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC. If Shares are redeemed in kind, the redeeming Shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


4.      FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

        The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Investors are urged to consult with their tax advisor regarding whether such exemption is available.

        The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


Qualification as a Regulated Investment Company

        The Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% gross income requirement described above, investments in REITs are stock or securities.

        In addition to the requirements described above, in order to qualify as a RIC, the Fund must distribute at least 90% of its net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net short-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

        Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

        If the Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, such distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

Fund Distributions

        Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

        The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders that are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Fund as a refundable credit.

        In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Because REIT distributions do not qualify for the dividends-received deduction, it is not expected that the Fund distributions will qualify for the corporate dividends-received deduction.

        Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

        Investors should consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those investors will be taxable on the entire amount of the dividend or distribution received, even though some or all of it may have been realized by the Fund prior to the investor's purchase.

        The Fund will provide an annual statement to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

Sale or Exchange of Fund Shares

        The sale or exchange of a share is a taxable event for the shareholder. Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

        In certain cases, the Fund will be required to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who (1) has failed to provide a correct tax identification number, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

Federal Excise Tax; Miscellaneous Considerations; Effect of Future Legislation

        If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending on October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon.

        The Fund's investments in partnership units of master limited partnerships, which are taxable as partnerships, will generally not produce income of a type required for qualification as a regulated investment company as discussed above. Holders of partnership units of such master limited partnerships are required to take into account their allocable share of each item of the partnership's income and loss in computing their individual tax liabilities. Further, each such item of income generally retains the same tax attributes in the hands of the unit holder as it has in the hands of the partnership. Accordingly, items of income derived from such master limited partnership units generally will not qualify as "interest" or "dividends" and if the aggregate of such income and any other nonqualifying income of the Fund exceeds 10% of the Fund's gross income, the Fund would not be eligible for the special tax treatment afforded regulated investment companies. As a result, the Fund intends to limit its investments in partnership units of master limited partnerships.

State and Local Tax Considerations

        Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.


5.       MANAGEMENT OF THE FUND

Directors and Officers

The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent.

The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*RICHARD T. HALE, Chairman and Director (7/17/45)
         Managing Director, Deutsche Asset Management Americas; Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor). Formerly, Director, ISI Family of Funds (registered investment companies). Chartered Financial Analyst.

RICHARD R. BURT, Director (2/3/47)
         IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10th Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company (agribusiness operations), Hollinger International, Inc. (publishing), Homestake Mining (mining and exploration), HCL Technologies (information technology) and Anchor Technologies (gaming software and equipment); Director, Mitchell Hutchins family of funds and Deutsche Funds, Inc., and Trustee, Deutsche Portfolios (registered investment companies); and Member, Textron Corporation International Advisory Council. Formerly, partner, McKinsey & Company (consulting), 1991-1994; U.S. Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and U.S. Ambassador to the Federal Republic of Germany, 1985-1991.

JOSEPH R. HARDIMAN, Director (5/27/37)
         8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Wit Capital Group (registered broker-dealer), The Nevis Fund (registered investment company), and ISI Family of Funds (registered investment companies). Formerly, Director, Circon Corp. (medical instruments), President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated), 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated), 1976-1985.

LOUIS E. LEVY, Director (11/16/32)
         26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products), Household International (banking and finance) and ISI Family of Funds (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)
         Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking) and Director, Victory Funds (registered investment companies). Formerly, Director AMBAC Treasurers Trust (registered investment company), DP Mann Holdings (insurance) and ISI Family of Funds (registered investment companies).

REBECCA W. RIMEL, Director (4/10/51)
         The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation); Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management). Formerly, Executive Director, The Pew Charitable Trusts and Director, ISI Family of Funds (registered investment companies).

*TRUMAN T. SEMANS, Director (10/27/26)
         Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, Maryland 21202. Vice Chairman, Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company); Director, Investment Company Capital Corp. (registered investment advisor) and Virginia Hot Springs Inc. (property management). Formerly, Managing Director and Vice Chairman, Alex. Brown Incorporated (now BT Alex. Brown Incorporated) and Director, ISI Family of Funds (registered investment companies).

ROBERT H. WADSWORTH, Director (1/29/40)
         4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President, The Wadsworth Group (registered investment advisor), First Fund Distributors, Inc. (registered broker-dealer) and Guinness Flight Investments Funds, Inc.; Director, The Germany Fund, Inc., The Central European Equity Fund, Inc., Deutsche Funds, Inc., Trustee, Deutsche Portfolios, and Vice President, Professionally Managed Portfolios and Advisors Series Trust (registered investment companies).

WILLIAM K. MORRILL, JR., President (6/2/37)
         Managing Director and Chief Executive Officer, LaSalle Investment Management, L.P. (formerly, ABKB/LaSalle Securities Limited Partnership), 100 East Pratt Street, Baltimore, Maryland 21202. Portfolio Manager with LaSalle or its predecessors since 1985.

KEITH R. PAULEY, Executive Vice President (9/27/61)
         Managing Director, LaSalle Investment Management, L.P. (formerly, ABKB/LaSalle Securities Limited Partnership), 100 East Pratt Street, Baltimore, Maryland 21202. Portfolio Manager with LaSalle or its predecessors since 1986.

JAMES A. ULMER III, Executive Vice President (8/30/39)
         Principal, LaSalle Investment Management, L.P. (formerly, ABKB/LaSalle Securities Limited Partnership), 100 East Pratt Street, Baltimore, Maryland 21202, 1997-Present; Member, National Association of Real Estate Investment Trusts and past Chair of the Real Estate Analysts Group of the New York Society of Securities Analysts. Formerly, Portfolio analyst and strategist, AIRES Real Estate Services, 1993-1997.

CHARLES A. RIZZO, Treasurer (8/5/57)
         Vice President and Department Head, Deutsche Asset Management Americas, since 1999; and Vice President and Department Head, BT Alex. Brown Incorporated, 1998-1999. Formerly, Senior Manager,
         PricewaterhouseCoopers LLP, 1993-1998.

AMY M. OLMERT, Secretary (5/14/63)
         Vice President, Deutsche Asset Management Americas, since 1999; and Vice President, BT Alex. Brown Incorporated, 1997-1999. Formerly, Senior Manager, PricewaterhouseCoopers LLP, 1988-1997.

DANIEL O. HIRSCH, Assistant Secretary (3/27/54)
         Director, Deutsche Asset Management Americas, since 1999. Principal, BT Alex. Brown Incorporated, 1998-1999. Formerly, Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

-------------------
* Messrs. Semans and Hale are directors who are "interested persons," as defined in the 1940 Act.

Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown Incorporated ("BT Alex. Brown") or its affiliates. There are currently eight funds in the Flag Investors Funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of five funds and as a Director of three other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds and as Director of four funds in the Fund Complex. Ms. Rimel serves as Director of seven funds in the Fund Complex. Messrs. Burt, Hardiman, Levy, McDonald and Wadsworth serve as Directors of seven funds in the Fund Complex. Mr. Morrill serves as President of one of the funds in the Fund Complex. Mr. Rizzo serves as Treasurer, Ms. Olmert serves as Secretary, and Mr. Hirsch serves as Assistant Secretary, respectively, for each of the funds in the Fund Complex.

Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with BT Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of BT Alex. Brown or the Advisors may be considered to have received remuneration indirectly. As compensation for his or her services as director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended December 31, 1998, Independent Directors' fees attributable to the assets of the Fund totaled approximately $2,230.

The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended December 31, 1998.

                               COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------
                                     Aggregate Compensation                                Total Compensation From the
                                     From the Fund Payable to      Pension or              Fund and Fund Complex
                                     Directors for the             Retirement              Payable to Directors for the
 Name of Person,                     Fiscal Year Ended             Benefits Accrued as     Fiscal Year Ended
 Position                            December 31, 1998             Part of Fund Expenses   December 31, 1998
 Richard T. Hale, Chairman(1)        $0                            $0                      $0

 Truman T. Semans, Director(1)       $0                            $0                      $0

 James J. Cunnane, Director(8)       $240(2)                       (3)                     $39,000 for service on 13(4)
                                                                                           Boards in the Fund Complex

 Joseph R. Hardiman, Director(5)     $113(2)                       (3)                     $19,500 for service on 11(6)
                                                                                           Boards in the Fund Complex

 John F. Kroeger, Director(7)        $30(2)                        (3)                     $49,000 for service on 13(4)
                                                                                           Boards in the Fund Complex

 Louis E. Levy, Director             $268(2)                       (3)                     $44,000 for service on 13(4)
                                                                                           Boards in the Fund Complex

 Eugene J. McDonald, Director        $240(2)                       (3)                     $39,000 for service on 13(4)
                                                                                           Boards in the Fund Complex

 Rebecca W. Rimel, Director          $244(2)                       (3)                     $39,000 for service on 12(4,6)
                                                                                           Boards in the Fund Complex

 Carl W. Vogt, Esq., Director(8)     $246(2)                       (3)                     $39,000 for service on 13(4,6)
                                                                                           Boards in the Fund Complex

 Richard R. Burt, Director(9)        N/A                           N/A                     N/A

 Robert H. Wadsworth, Director(9)    N/A                           N/A                     N/A

(1) A Director who is an "interested person" as defined in the Investment Company Act.
(2) None of the amounts payable to Messrs. Cunnane, Levy, McDonald, Vogt, and to Ms. Rimel was deferred pursuant to the deferred compensation plan.
(3) The Fund Complex has adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the year ended December 31, 1998 was approximately $407.
(4) One of these funds ceased operations on July 29, 1998. 5 Elected to the Fund's board on September 27, 1998.
(6) Ms. Rimel receives and Messrs. Hardiman and Vogt, prior to their appointment or election as Director to all 12 Funds in the Fund Complex, received proportionately higher compensation from each fund for which they serve as Director.
(7) Retired effective September 27, 1998; Deceased, November 26, 1998.
(8) Retired effective October 7, 1999.
(9) Elected to the Fund's board effective October 7, 1999.

The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. The Fund has one Participant, a Director who retired on December 31, 1996 who qualified for the Retirement Plan by serving fourteen years as a Director in the Fund Complex and who will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fee is allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex. Mr. McDonald has qualified for, but has not received, benefits.

Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1998 are as follows: for Mr. Levy, 4 years; for Mr. McDonald, 6 years; for Ms. Rimel, 3 years; for Mr. Vogt, 3 years; for Mr. Hardiman, one year and for Messrs Burt and Wadsworth, 0 years.

Years of Service                    Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------                    -----------------------------------------------------------------
                                    Chairmen of Audit and
                                    Executive Committees               Other Participants
                                    ----------------------             ------------------
 6 years                                  $4,900                            $3,900
 7 years                                  $9,800                            $7,800
 8 years                                 $14,700                           $11,700
 9 years                                 $19,600                           $15,600
10 years or more                         $24,500                           $19,500

Any Director who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors Funds, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of all directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisors and the Distributor. As described below, the Code of Ethics imposes significant restrictions on the Advisors' investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

         The Code of Ethics requires that any officer, director, or employee of the Fund or the Advisor preclear any personal securities investments (with certain exceptions, such as non-volitional purchases or purchases that are part of an automatic dividend reinvestment plan). The foregoing would apply to any officer, director, or employee of the Distributor that is an access person. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Trading by investment personnel and certain other employees of the Advisor or Sub-Advisor, as appropriate, would be exempt from this "blackout period" provided that (1) the market capitalization of a particular security exceeds $2 billion; and (2) orders of such entity do not exceed ten percent of the daily average trading volume of the security for the prior 15 days. Officers, directors and employees of the Advisors and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.

6.       INVESTMENT ADVISORY AND OTHER SERVICES

         On March 30, 1999 the Board of Directors of the Fund, including a majority of the Independent Directors, approved an Investment Advisory Agreement between the Fund and Investment Company Capital Corp. ("ICC" or the "Advisor") and a Sub-Advisory Agreement among the Fund, ICC, and ABKB/LaSalle Securities Limited Partnership ("ABKB/LaSalle"), both of which are described in greater detail below. The Investment Advisory and Sub-Advisory Agreements were approved by a vote of shareholders of the Fund on October 7, 1999. ICC is an indirect subsidiary of Deutsche Bank AG. ICC is also the investment advisor to other funds in the Flag Investors family of funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. ABKB/LaSalle, a Maryland limited partnership, is a registered investment advisor that was formed on November 1, 1994 to acquire the real estate securities investment advisory business of Alex. Brown Kleinwort Benson Realty Advisors Corporation. [ (See Investment Advisor and Sub-Advisor in the Prospectus).]

         Under the Investment Advisory Agreement, ICC has agreed to obtain and evaluate economic, statistical and financial information and to formulate and implement investment policies for the Fund. ICC has delegated this latter responsibility to ABKB/LaSalle. Any investment program undertaken by ICC or ABKB/LaSalle will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. Neither ICC nor ABKB/LaSalle shall be liable to the Fund or its shareholders for any act or omission by ICC or ABKB/LaSalle or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICC and ABKB/LaSalle to the Fund are not exclusive and ICC and ABKB/LaSalle are free to render similar services to others.

         As compensation for its services, ICC is entitled to receive a fee from the Fund, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.65% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million and 0.45% of that portion exceeding $300 million. ICC has contractually agreed to reduce its annual fee, if necessary, or to make payments to the Fund to the extent so that the Fund's annual expenses do not exceed 1.25% of the Class A Shares' average daily net assets, 2.00% of the Class B Shares' average daily net assets and 1.00% of the Institutional Shares' average daily net assets. This agreement will continue until at least April 30, 2000 and may be extended. As compensation for its services, ABKB/LaSalle is entitled to receive a fee from ICC, payable from its advisory fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.40% of the first $100 million, 0.35% of the next $100 million, 0.30% of the next $100 million and 0.25% of that portion over $300 million.

         Each of the Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares. The Investment Advisory Agreement and the Sub-Advisory Agreement were most recently approved by the Board of Directors in the foregoing manner on September 27, 1999. The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment. The Sub-Advisory Agreement has similar termination provisions.

         Advisory fees paid by the Fund to ICC for the last three fiscal years were as follows:

--------------------------------------------------------------------------------
              Advisory Fees For the Fiscal Year Ended December 31,
--------------------------------------------------------------------------------
                                1998             1997                 1996
--------------------------------------------------------------------------------
Contractual Fee               $315,817          $255,425            $167,868
--------------------------------------------------------------------------------
Less amount waived           ($144,382)        ($128,442)          ($167,868)
--------------------------------------------------------------------------------
Fee after waivers             $171,435*         $126,983*              $0*
--------------------------------------------------------------------------------

---------------
        * Absent fee waivers for the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996, the Fund's Total Operating Expenses would have been 1.55%, 1.58% and 2.28%, respectively, of the Flag Investors Class A Shares' average daily net assets, 2.30%, 2.33% and 3.03%, respectively, of the Flag Investors Class B Shares' average daily net assets, and 1.28% and 1.39%, respectively, of the Institutional Shares' average daily net assets.

       Sub-Advisory fees paid by ICC to ABKB/LaSalle for the last three fiscal years were as follows:

                         Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

                               1998               1997                1996
--------------------------------------------------------------------------------
ABKB/LaSalle                 $105,311(1)        $80,292(1)          $3,163(1)
--------------------------------------------------------------------------------

----------------
(1)    Net of fee waivers.

       ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC serves as the Fund's Custodian. (See "Custodian, Transfer Agent and Accounting Services.")


7.     DISTRIBUTION OF FUND SHARES

       ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as the distributor of each class of the Fund's Shares pursuant to a Distribution Agreement (the "Distribution Agreement") effective August 31, 1997.

       The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of its reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement, including the form of Sub-Distribution Agreement, was initially approved by the Board of Directors, including a majority of the Independent Directors, on August 4, 1997 and most recently on September 27, 1999.

         ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement and shall automatically terminate in the event of assignment.


         In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor, or their respective affiliates, will provide compensation out of their own resources for ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents.

         As compensation for providing distribution services for the Class A Shares as described above, ICC Distributors receives an annual fee, calculated and paid monthly, equal to 0.25% of the Class A Shares' average daily net assets. ICC Distributors expects to allocate a substantial portion of its annual fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution services for the Class B Shares as described above, ICC Distributors receives an annual fee equal to 0.75% of the Class B Shares' average daily net assets. ICC Distributors expects to retain the entire distribution fee as reimbursement for front-end payments to Participating Dealers. In addition, with respect to the Class B Shares, ICC Distributors receives a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class B Shares. [(See the Prospectus)] ICC Distributors receives no compensation for distributing the Institutional Shares.

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:

--------------------------------------------------------------------------------
                                            Fiscal Year Ended December 31,
--------------------------------------------------------------------------------
                    Fee                   1998         1997            1996
--------------------------------------------------------------------------------
12b-1 Fee                             $166,311(1)   $134,163(2)     $59,251(3,4)
--------------------------------------------------------------------------------
Class B Shareholder Servicing Fee      $23,251(1)   $ 17,894(3)     $ 9,232(4,5)
--------------------------------------------------------------------------------
-------------
(1)   Fees received by ICC Distributors, the Fund's distributor.
(2) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $79,839 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $54,324.
(3) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $10,580 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $7,314.
(4)   Fees received by Alex. Brown, the Fund's distributor.
(5) For the period from January 3, 1995 (commencement of offering of Class B Shares) through December 31, 1996.

         In return for the distribution fees, ICC Distributors paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

         Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted two separate Plans of Distribution, one for the Class A Shares and one for the Class B Shares (collectively, the "Plans"). Under the Plans, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents.

         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to materially increase the fee to be paid pursuant to the related Distribution Agreement without the approval of the shareholders of the class. The Plans may be terminated at any time by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding class of Shares (as defined under "Capital Stock").

         During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement and to broker-dealers pursuant to Sub-Distribution Agreements. Such reports will be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors will be committed to the discretion of the Independent Directors then in office.

         Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors. The Plans do not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if either Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the related Distribution Agreement terminates.

         The Fund's distributor received commissions on the sale of the Flag Investors Class A Shares and contingent deferred sales loads on the Flag Investors Class B Shares and retained from such commissions and sales charges the following amounts:

---------------------------------------------------------------------------------------------------------------------
                                            Fiscal Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------
       Class                      1998                            1997                               1996
                -----------------------------------------------------------------------------------------------------
                Received       Retained        Received          Retained         Received         Retained
---------------------------------------------------------------------------------------------------------------------
Class A        $147,191(1)       $ 0          $264,345(2)       $124,308(4)       $224,818(6)      $152,214(6)
Commissions
---------------------------------------------------------------------------------------------------------------------
Class B        $ 38,866(1)       $ 0          $168,550(3)       $ 61,341(5)       $137,648(6,7)    $124,915(6,7)
Contingent
Deferred
Sales Charge
---------------------------------------------------------------------------------------------------------------------

-------------
(1)    By ICC Distributors, the Fund's distributor.
(2) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $197,926 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $66,419.
(3) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $97,703 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $70,847.
(4)    By Alex. Brown.
(5)    By Alex. Brown.
(6)    By Alex. Brown, the Fund's distributor.
(7) For the period from January 3, 1995 (commencement of offering of Class B Shares) through December 31, 1996.

General Information

         The Fund pays all costs associated with its organization and registration under the Securities Act and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent certified public accountants, in connection with any matter relating to the Fund; a portion of membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC Distributors, ICC or ABKB/LaSalle.


8.       BROKERAGE

         The Advisors are responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. ICC and ABKB/LaSalle may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates and ICC Distributors.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which such an affiliate acts as a principal.

         If affiliates of the Advisors are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

         The Advisors' primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, the Advisors may, in their discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services that are deemed by the Advisors to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Advisors with clients other than the Fund. Similarly, any research services received by the Advisors through placement of portfolio transactions of other clients may be of value to them in fulfilling their obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to the Advisors by a broker-dealer. The Advisors are of the opinion that because the material must be analyzed and reviewed by their staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisors' research and analysis. Therefore, it may tend to benefit the Fund by improving the Advisors' investment advice. The Advisors' policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in the Advisors' opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, the Advisors are also authorized to pay broker-dealers higher commissions on brokerage transactions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board of Directors. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through affiliates of the Advisors. At the time of such authorization the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act which requires that the commissions paid to the affiliates of the Advisors must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires the Advisors to furnish reports and to maintain records in connection with such reviews.

         The Advisors directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:

                             ----------------------------------------
                                 Fiscal Year Ended December 31,
                             ----------------------------------------
                             1998           1997              1996
                             ----------------------------------------
Transactions Directed          $21,012,909         $41,151,108      $16,906,535
---------------------------------------------------------------------
Commissions Paid               $    40,363             $73,026          $34,640
---------------------------------------------------------------------

         For the fiscal year ended December 31, 1998 the Fund paid $290,267 in brokerage commissions to BT Alex. Brown and its affiliates. For the period from September 1, 1997 through December 31, 1997, the Fund paid commissions to BT Alex. Brown and its affiliates in the aggregate amount of $3,630 which represented 10.76% of the Fund's aggregate brokerage commissions and which were paid on transactions that represented 4.62% of the aggregate dollar amount of transactions that incurred commissions paid by the Fund. For the period from January 1, 1997 through August 31, 1997 and for the fiscal year ended December 31, 1996, the Fund paid Alex. Brown brokerage commissions in the aggregate amounts of $1,665 and $480, which represented 4.18% and 1.39% of the Fund's aggregate brokerage commissions and which were paid on transactions that represented 4.68% and 1.35% of the aggregate dollar amount of transactions that incurred commissions paid by the Fund. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) that the Fund has acquired during its most recent fiscal year. As of December 31, 1998, the Fund held a 4.50% repurchase agreement issued by Goldman Sachs & Co. valued at $972,509. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.

         ICC and ABKB/LaSalle each manage other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisors. The Advisors may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.

9.       CAPITAL STOCK

         The Fund is authorized to issue 30 million Shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time. The Fund currently has one Series and the Board has designated four classes of
Shares: "Flag Investors Real Estate Securities Fund Class A Shares," "Flag Investors Real Estate Securities Fund Class B Shares", "Flag Investors Real Estate Securities Fund Class C Shares" and "Flag Investors Real Estate Securities Fund Institutional Shares." The Flag Investors Real Estate Securities Fund Class C Shares have not been offered prior to the date of this Statement of Additional Information. In the event separate series are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

10.      SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.


11.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         Bankers Trust Company ("Bankers Trust") serves as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended December 31, 1998, Bankers Trust was paid $15,719 as compensation for providing custody services to the Fund. Investment Company Capital Corp. serves as the Fund's transfer and dividend disbursing agent and provides certain accounting services under a Master Services Agreement between the Fund and ICC. As compensation for providing transfer and dividend disbursing services, ICC receives from the Fund up to $15.62 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended December 31, 1998, ICC received transfer agency fees of $49,118.

         As compensation for providing accounting services, ICC receives an annual fee, calculated daily and paid monthly as shown below.

        Average Net Assets                    Incremental Annual Accounting Fee

$          0          -       $     10,000,000            $13,000(fixed fee)
$ 10,000,000          -       $     20,000,000              0.100%
$ 20,000,000          -       $     30,000,000              0.080%
$ 30,000,000          -       $     40,000,000              0.060%
$ 40,000,000          -       $     50,000,000              0.050%
$ 50,000,000          -       $     60,000,000              0.040%
$ 60,000,000          -       $     70,000,000              0.030%
$ 70,000,000          -       $    100,000,000              0.020%
$100,000,000          -       $    500,000,000              0.015%
$500,000,000          -       $  1,000,000,000              0.005%
over $1,000,000,000                                         0.001%

         In addition, the Fund reimburses ICC for certain out-of-pocket expenses incurred in connection with ICC's provision of accounting services under the Master Services Agreement.

         As compensation for providing accounting services to the Fund for the fiscal year ended December 31, 1998, ICC received fees of $41,142.


12.      INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, are independent accountants to the Fund.

13.      LEGAL MATTERS

         Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

14.      PERFORMANCE INFORMATION

         The Fund may compare its performance to other funds or to relevant indices, such as the Wilshire Real Estate Index, the NAREIT Equity Index, the S&P 500, the Russell 2000, the S&P Utilities Index and the Lehman Brothers Fixed Income Index.

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices or averages in advertisements or in certain reports to shareholders, performance will generally be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.

Total Return Calculations

         The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

    P(1 + T)n   =   ERV

Where:   P      =   a hypothetical initial payment of $1,000

         T      =   average annual total return

         n      =   number of years (1, 5 or 10)

         ERV    =   ending redeemable value at the end of the 1-,
                    5-, or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of the series or class). In calculating the ending redeemable value for the Class A Shares, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. In calculating the performance of the Class B Shares, the applicable contingent deferred sales charge (4.0% for the one-year period, 2.0% for the five-year period and no sales charge thereafter) is deducted from the ending redeemable value and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 payment for the periods ended December 31, 1998 were as follows:


                          One-Year Period Ended          Inception Through
                             December 31, 1998           December 31, 1998
--------------------------------------------------------------------------------
                           Ending     Total Return      Ending       Average
Class                    Redeemable                   Redeemable  Annual Total
                           Value                        Value        Return
--------------------------------------------------------------------------------
Class A                     $753         -24.7%         $1,441        9.59%
January 3, 1995 +
--------------------------------------------------------------------------------
Class B                     $743         -25.7%         $1,436        9.49%
January 3, 1995 +
--------------------------------------------------------------------------------
Institutional               $790        -20.98%          $939        -3.52%
March 31, 1997
--------------------------------------------------------------------------------

         +    Inception Date.

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA/Weisenberger or Morningstar Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Yield Calculations

         The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

         Calculated in the manner described above, the Fund's yield for the 30-day period ended December 31, 1998 was 3.54% for the Class A Shares, 2.97% for the Class B Shares, and 3.96% for the Institutional Shares.

         Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income that, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate was 24% for the fiscal year ended December 31, 1998 and 35% for the fiscal year ended December 31, 1997.


15.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         The following shareholders owned of record or beneficially 5% or more of the outstanding shares of a class of the Fund, as of February 1, 1999:


---------------------------------------------------------------------------------------------------------------------
                                                      Owned of      Beneficially
                 Name and Address                      Record           Owned                Percentage Owned
                 ----------------                      ------           -----                ----------------
---------------------------------------------------------------------------------------------------------------------
Bankers Trust Corp & Affil 401K Savings                                   X              12.89% of Class A Shares
Plan
The Partnershare Plan of Bankers Trust
NY Corp & Affil
100 Plaza One
Jersey City, NJ  07311-3999
---------------------------------------------------------------------------------------------------------------------
BT Alex. Brown Incorporated                                               X           12.94% of Institutional Shares
FBO 250-10788-16
P.O. Box 1346
Baltimore, MD  21203-1346
---------------------------------------------------------------------------------------------------------------------
BT Alex. Brown Incorporated                                               X           87.03% of Institutional Shares
FBO 259-88338-18
P.O. Box 1346
Baltimore, MD  21203-1346
---------------------------------------------------------------------------------------------------------------------

----------
* As of such date, BT Alex. Brown owned beneficially less than 1% of such shares.

         Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares, as of February 1, 1999.


16.      FINANCIAL STATEMENTS

         See next page.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
----------------------------------------------------------------------------------------------------
STATEMENT OF NET ASSETS                                        DECEMBER 31, 1998

                                                                            PERCENT       UNREALIZED
                                              MARKET           MARKET        OF NET          GAIN/
 SHARES           SECURITY                    PRICE            VALUE         ASSETS         (LOSS)
----------------------------------------------------------------------------------------------------
COMMON STOCK - 97.4%
REAL ESTATE OPERATING CO. -
  HEALTHCARE: 0.4%
   12,050 Crestline Capital Corp.             $14.62         $ 176,231        0.4%        $  (7,908)
                                                            -----------      ----        -----------

REAL ESTATE OPERATING CO. - HOTELS AND
  HOSPITALITY: 8.4%
  130,983 Host Marriott Corp.*                 13.81         1,809,210        4.4          (313,263)
  108,800 Sunterra Corporation*                15.00         1,632,000        3.9          (144,205)
   20,500 Meristar Hotels & Resorts, Inc.*      2.62            53,812        0.1           (69,018)
                                                            -----------      ----        -----------
                                                             3,495,022        8.4          (526,486)

REAL ESTATE OPERATING CO. - OTHER: 6.0%
   38,500 Capital Trust - Class A               6.00           231,000        0.6          (192,164)
   25,200 Corrections Corp. of America*        17.63           444,150        1.1          (125,526)
   32,016 Reckson Service Industries, Inc.      4.13           132,066        0.3           (88,810)
   48,600 Vornado Realty Trust                 33.75         1,640,250        4.0           381,791
                                                            -----------      ----        -----------
                                                             2,447,466        6.0           (24,709)
REIT APARTMENTS: 18.2%
   43,000 Apartment Investment &
            Management Co.                     37.19         1,599,062        3.9           196,922
   77,085 AvalonBay Communities, Inc.          34.25         2,640,161        6.4           233,042
   16,104 Camden Property Trust                26.00           418,704        1.0           (55,323)
   30,750 Equity Residential Properties Trust  40.44         1,243,453        3.0            43,735
    9,600 Irvine Apartment Communities         31.88           306,000        0.7            50,698
   34,652 Post Properties, Inc.                38.44         1,331,955        3.2            82,882
                                                            -----------      ----        -----------
                                                             7,539,335       18.2           551,956
REIT DIVERSIFIED/OTHER: 11.8%
   50,000 Beacon Capital Partners+             15.88           793,750        1.9          (206,250)
   97,400 Catellus Development Corp.*          14.31         1,394,038        3.4          (414,608)
   35,400 Crescent Real Estate Equities Co.    23.00           814,200        2.0          (464,163)
  118,744 Northstar Capital Partners*+         15.88         1,885,061        4.5          (500,819)
    2,430 Vornado Operating Inc.                8.06            19,592        0.0             4,538
                                                            -----------      ----        -----------
                                                             4,906,641       11.8        (1,581,302)
REIT HOTELS: 7.2%
   36,348 Meristar Hospitality Corp            18.56           674,710        1.6          (374,467)
  104,401 Patriot American Hospitality, Inc.    6.00           626,406        1.5        (1,492,618)
   75,600 Starwood Lodging Trust               22.69         1,715,175        4.1        (1,454,257)
                                                            -----------      ----        -----------
                                                             3,016,291        7.2        (3,321,342)
                                       -27-

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS(CONCLUDED)                             DECEMBER 31, 1998

                                                                 PERCENT  UNREALIZED
                                             MARKET    MARKET    OF NET      GAIN/
 SHARES           SECURITY                    PRICE     VALUE    ASSETS     (LOSS)
--------------------------------------------------------------------------------

REIT INDUSTRIAL: 2.5%
   36,700 Weeks Corp.                         $28.19   $1,034,481   2.5%  $  (21,709)
                                                       ----------- ----   -----------

REIT MANUFACTURED HOUSING: 1.4%
   16,800 Commercial Assets Inc.                6.06      101,850   0.2      (14,490)
   14,200 Sun Communities, Inc.                38.41      494,338   1.2       30,007
                                                       ----------- ----   -----------
                                                          596,188   1.4       15,517

REIT OFFICE/INDUSTRIAL: 26.9%
   44,900 Boston Properties, Inc.              30.50    1,369,450   3.3     (121,407)
   63,200 Duke Realty Investments Inc.         23.25    1,469,400   3.6      229,206
   96,679 Equity Office Properties Trust       24.00    2,320,317   5.6     (200,563)
   57,300 Mack-Cali Realty Corp.               30.88    1,769,138   4.3     (287,766)
   11,000 PS Business Parks Inc.               23.88      262,625   0.6       (5,500)
   66,700 Reckson Associates                   22.19    1,479,906   3.6       55,808
   18,000 Sl Green Realty Corp.                21.63      389,250   0.9      (13,493)
   60,000 Spieker Properties, Inc.             34.63    2,077,500   5.0      215,410
                                                       ----------- ----   -----------
                                                       11,137,586  26.9     (128,305)
REIT RETAIL FACTORY OUTLETS: 2.3%
   27,200 Chelsea GCA Realty, Inc.             35.63      969,000   2.3      111,524
                                                       ----------- ----   -----------
REIT RETAIL FREESTANDING: 1.1%
   32,900 Commercial Net Lease Realty          13.25      435,925   1.1      (63,098)
                                                       ----------- ----   -----------
REIT RETAIL/NEIGHBORHOOD AND
 COMMUNITY CENTERS: 2.2%
   51,800 Developers Diversified Realty        17.75      919,450   2.2       78,731
                                                       ----------- ----   -----------
REIT RETAIL REGIONAL MALLS: 2.3%
   15,400 Macerich Company                     25.63      394,625   1.0      (26,969)
   20,000 Rouse Company                        27.50      550,000   1.3      (16,476)
                                                       ----------- ----   -----------
                                                          944,625   2.3      (43,445)
REIT SELF STORAGE: 6.7%
   52,500 Public Storage, Inc.                 27.06    1,420,781   3.4       64,849
   41,600 Storage USA, Inc.                    32.31    1,344,200   3.3      (83,347)
                                                       ----------- ----   -----------
                                                        2,764,981   6.7      (18,498)
                                      -28-

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------


                                                                 PERCENT  UNREALIZED
                                             MARKET    MARKET    OF NET      GAIN/
 SHARES           SECURITY                    PRICE     VALUE    ASSETS     (LOSS)
--------------------------------------------------------------------------------

TOTAL COMMON STOCK
      (Cost $45,362,296)                              $40,383,222  97.4% $(4,979,074)
                                                       ----------- ----   -----------

--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT - 2.3%
--------------------------------------------------------------------------------
$ 953     Goldman Sachs & Co.,
            4.50% dated 12/31/98,
            to be repurchased on 1/4/99,
            collateralized by U.S. Treasury Bond
            with a market value of $972,509
            (Cost $953,000)                               953,000   2.3
                                                       ----------- -----
TOTAL INVESTMENTS--99.7%
  (Cost $46,315,296)**                                 41,336,222  99.7
OTHER ASSETS IN EXCESS OF LIABILITIES--0.3%               125,712   0.3
                                                       ----------- -----
TOTAL NET ASSETS--100.0%                              $41,461,934 100.0%
                                                      =========== =====
NET ASSET VALUE AND REDEMPTION PRICE PER:
  CLASS A SHARE
    ($33,239,325 / 2,856,524 shares outstanding)           $11.64
                                                           ======
  CLASS B SHARE
    ($7,640,726 / 658,457 shares outstanding)              $11.60***
                                                           ======
 INSTITUTIONAL SHARE
    ($581,883 / 49,564 shares outstanding)                 $11.74
                                                           ======
MAXIMUM OFFERING PRICE PER:
  CLASS A SHARE
    ($11.64 / 0.955)                                       $12.19
                                                           ======
  CLASS B SHARE                                            $11.60
                                                           ======
  INSTITUTIONAL SHARE                                      $11.74
                                                           ======

------------------
   *Non-income producing security.
 ** Aggregate cost for federal tax purposes was $45,647,506.
 ***Redemption value is $11.14 following a maximum 4% contingent deferred sales charge.
   +Securities are fair valued by management see Note 1.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                       For the
                                                                     Year Ended
                                                                    December 31,
--------------------------------------------------------------------------------
                                                                        1998

Investment Income:
   Dividends ...................................................   $  2,647,020
   Interest ....................................................         36,463
                                                                   ------------
        Total income ...........................................      2,683,483
                                                                   ------------

Expenses:
   Investment advisory fee .....................................        315,817
   Distribution fee ............................................        189,562
   Professional fees ...........................................        102,740
   Transfer agent fee ..........................................         49,118
   Registration fees ...........................................         45,755
   Accounting fee ..............................................         41,142
   Organization ................................................         28,328
   Shareholder Reporting fees ..................................         26,542
   Custodian fees ..............................................         15,719
   Miscellaneous ...............................................          3,204
   Directors' fee ..............................................          2,230
                                                                   ------------
        Total expenses .........................................        820,157
   Less:Fees waived ............................................       (144,382)
                                                                   ------------
        Net expenses ...........................................        675,775
                                                                   ------------
   Net investment income .......................................      2,007,708
                                                                   ------------

Realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions ................        981,839
   Change in unrealized appreciation/depreciation of investments    (14,660,156)
                                                                   ------------
   Net loss on investments .....................................    (13,678,317)
                                                                   ------------

Net decrease in net assets resulting from operations ...........   $(11,670,609)
                                                                   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                     For the Years Ended December 31,
-------------------------------------------------------------------------------------
                                                            1998           1997
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income .............................   $  2,007,708    $  1,467,633
   Net realized gain from security transactions ......        981,839       1,997,900
   Change in unrealized appreciation/
     depreciation of investments .....................    (14,660,156)      4,596,911
                                                         ------------    ------------
   Net increase/(decrease) in net assets resulting
     from operations .................................    (11,670,609)      8,062,444
                                                         ------------    ------------

Distributions to Shareholders from:
   Net investment income:
     Class A Shares ..................................     (1,296,479)     (1,271,684)
     Class B Shares ..................................       (249,595)       (238,106)
     Institutional Shares ............................        (24,043)         (1,925)
                                                         ------------    ------------
   Net realized capital gains:
     Class A Shares ..................................     (1,218,097)     (1,205,375)
     Class B Shares ..................................       (295,348)       (274,879)
     Institutional Shares ............................        (23,198)         (8,516)
                                                         ------------    ------------
   Return of capital:
     Class A Shares ..................................       (103,847)           --
     Class B Shares ..................................        (21,830)           --
     Institutional Shares ............................         (1,944)           --
                                                         ------------    ------------
   Total distributions ...............................     (3,234,381)     (3,000,485)
                                                         ------------    ------------

Capital Share Transactions:
   Proceeds from sale of shares ......................     15,886,815      22,600,633
   Value of shares issued in reinvestment of dividends      2,740,207       2,621,448
   Cost of shares repurchased ........................    (14,115,495)     (3,539,713)
                                                         ------------    ------------
   Increase in net assets derived from
     capital share transactions ......................      4,511,527      21,682,368
                                                         ------------    ------------
   Total increase/(decrease) in net assets ...........    (10,393,463)     26,744,327

Net Assets:
   Beginning of period ...............................     51,855,397      25,111,070
                                                         ------------    ------------
   End of period .....................................   $ 41,461,934    $ 51,855,397
                                                         ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                         For the Period
                                                                                                        January 3, 1995(1)
                                                                             For the Years                   through
                                                                           Ended December 31,              December 31,
--------------------------------------------------------------------------------------------------------------------------

                                                                   1998            1997          1996           1995
Per Share Operating Performance:
   Net asset value at beginning of period ...............      $    15.78     $    13.89     $    11.20     $   10.00
                                                               ----------     ----------     ----------     ---------
Income from Investment Operations:
   Net investment income ................................            0.58           0.52           0.61          0.56
   Net realized and unrealized gain/(loss) on investments           (3.79)          2.44           2.90          1.21
                                                               ----------     ----------     ----------     ---------
   Total from Investment Operations .....................           (3.21)          2.96           3.51          1.77
                                                               ----------     ----------     ----------     ---------
Less Distributions:
   Distributions from net investment income .............           (0.46)         (0.60)         (0.58)        (0.49)(2)
   Distributions from net realized capital gains ........           (0.43)         (0.47)         (0.22)        (0.05)
   Return of capital ....................................           (0.04)            --          (0.02)        (0.03)(2)
                                                               ----------     ----------     ----------     ---------

   Total distributions ..................................           (0.93)         (1.07)         (0.82)        (0.57)
                                                               ----------     ----------     ----------     ---------

   Net asset value at end of period .....................      $    11.64     $    15.78     $    13.89     $   11.20
                                                               ==========     ==========     ==========     =========

Total Return(3) .........................................          (20.82)%        22.01%         32.70%        18.19%
Ratios to Average Daily Net Assets:
   Expenses(4) ..........................................            1.25%          1.25%          1.25%         1.25%(6,7)
   Net investment income(5) .............................            4.28%          3.87%          5.29%         6.09%(6,7)
Supplemental Data:
   Net assets at end of period (000) ....................      $   33,239     $   41,773     $   19,816     $   7,171
   Portfolio turnover rate ..............................              24%            35%            23%           28%

----------------
(1) Commencement of operations.
(2) Distributions per share have been reclassified to reflect the actual return of capital amounts for 1995.
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.55%, 1.58%, 2.28% and 3.25% (annualized)for the years ended December 31, 1998, 1997 and 1996 and the period ended December 31, 1995, respectively.
(5) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 3.98%, 3.54%, 4.26% and 3.89% (annualized) for the years ended December 31, 1998, 1997 and 1996 and the period ended December 31, 1995, respectively.
(6) Annualized.
(7) Effective January 1, 1996, the Fund's expense and net investment income ratios have been based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.19% and the ratio of net investment income to average net assets was 5.95%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                    -32- & -33-

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                        For the Period
                                                                          For the Years               January 3, 1995(1)
                                                                        Ended December 31,           through December 31,
--------------------------------------------------------------------------------------------------------------------------

                                                                  1998          1997          1996          1995

Per Share Operating Performance:
   Net asset value at beginning of period ...............      $   15.71     $   13.84     $   11.18     $   10.00
                                                               ---------     ---------     ---------     ---------
Income from Investment Operations:
   Net investment income ................................           0.47          0.42          0.52          0.50
   Net realized and unrealized gain/(loss) on investments          (3.77)         2.42          2.89          1.20
                                                               ---------     ---------     ---------     ---------
   Total from Investment Operations .....................          (3.30)         2.84          3.41          1.70
                                                               ---------     ---------     ---------     ---------
Less Distributions:
   Dividends from net investment income .................          (0.34)        (0.50)        (0.51)        (0.42)(2)
   Distributions from net realized capital gains ........          (0.43)        (0.47)        (0.22)        (0.05)
   Return of capital ....................................          (0.04)           --         (0.02)        (0.05)(2)
                                                               ---------     ---------     ---------     ---------

   Total distributions ..................................          (0.81)        (0.97)        (0.75)        (0.52)
                                                               ---------     ---------     ---------     ---------

   Net asset value at end of period .....................      $   11.60     $   15.71     $   13.84     $   11.18
                                                               =========     =========     =========     =========

Total Return(3) .........................................         (21.39)%       21.11%        31.67%        17.40%
Ratios to Average Daily Net Assets:
   Expenses(4) ..........................................           2.00%         2.00%         2.00%         2.00%(6,7)
   Net investment income(5) .............................           3.48%         3.12%         4.46%         5.39%(6,7)
Supplemental Data:
   Net assets at end of period (000) ....................      $   7,641     $   9,799     $   5,295     $   3,016
   Portfolio turnover rate ..............................             24%           35%           23%           28%


----------
(1) Commencement of operations.
(2) Distributions per share have been reclassified to reflect the actual return of capital amounts for 1995.
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 2.30%, 2.33%, 3.03% and 4.05% (annualized) for the years ended December 31, 1998, 1997, and 1996 and the period ended December 31, 1995, respectively.
(5) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 3.18%, 2.79%, 3.43% and 3.09% (annualized) for the years ended December 31, 1998, 1997, and 1996 and the period ended December 31, 1995, respectively.
(6) Annualized.
(7) Effective January 1, 1996, the Fund's expense and net investment income ratios are based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.90% and the ratio of net investment income to average net assets was 5.25%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                     -34- & -35-

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            For the           For the Period
                                          Year Ended         March 31, 1997(1)
                                         December 31,      through December 31,
-------------------------------------------------------------------------------
                                             1998                  1997
Per Share Operating Performance:
   Net asset value at beginning
     of period .....................      $ 15.91                $ 14.19
                                          -------                -------
Income from Investment Operations:
   Net investment income ...........         0.58                   0.47
   Net realized and unrealized
     gain/(loss) on investments ....        (3.78)                  2.14
                                          -------                -------
   Total from Investment Operations         (3.20)                  2.61
                                          -------                -------
Less Distributions:
   Dividends from net investment
     income ........................        (0.50)                 (0.42)
   Distributions from net realized
     capital gains .................        (0.43)                 (0.47)
   Return of capital ...............        (0.04)                    --
                                          -------                -------
   Total distributions .............        (0.97)                 (0.89)
                                          -------                -------
Net asset value at end of period ...      $ 11.74                $ 15.91
                                          =======                =======

Total Return .......................       (20.64)%                18.84%
Ratios to Average Daily Net Assets:
   Expenses(2) .....................         1.00%                  1.00%(4)
   Net investment income(3) ........         4.73%                  4.30%(4)
Supplemental Data:
   Net assets at end of period (000)      $   582                $   288
   Portfolio turnover rate .........           24%                    35%(4)


------------------
(1) Commencement of operations.
(2) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.28% and 1.39% (annualized) for the year ended December 31, 1998 and for the period ended December 31, 1997, respectively.
(3) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 4.45% and 3.73% (annualized) for the year ended December 31, 1998 and for the period ended December 31, 1997, respectively.
(4) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies

     Flag Investors Real Estate Securities Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on May 2, 1994 and commenced operations January 3, 1995, is registered under the Investment Company Act of 1940 as a non-diversified open-end investment management company. Its objective is to seek total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

     The Fund consists of three share classes: Class A Shares and Class B Shares, which both began operation January 3, 1995, and Institutional Shares, which began operations March 31, 1997.

     The Class A and Class B Shares are subject to different sales charges. The Class A Shares have a 4.50% maximum front-end sales charge and the Class B Shares have a 4.00% maximum contingent deferred sales charge. In addition, each class has a different distribution fee. The Institutional Shares have neither a sales charge nor a distribution fee.

     When preparing the Fund's financial statements in accordance with generally accepted accounting principles, management makes estimates and assumptions. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

      A. SECURITY VALUATION--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at its last bid price in the over-the-counter market. The Fund values short-term obligations with maturities of 60 days or less at amortized cost. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. At December 31, 1998, there were two Board valued securities collectively valued at $2,678,811, representing 6.46% of net assets of the Fund.

      B. REPURCHASE AGREEMENTS-- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1 -- concluded

         broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement requires that the collateral's market value, including any accrued interest, exceed the broker's repurchase obligation. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

      C. FEDERAL INCOME TAX -- The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

         The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

      D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER -- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund has deferred the costs incurred by its organization and the initial public offering of shares. These costs are being amortized on the straight-line method over a five-year period, which began when the Fund began operations.

         Real Estate Investment Trusts ("REITs") provide the majority of the dividend income that the Fund records. For income tax purposes, a portion of these dividends may consist of capital gains and return of capital. For financial reporting purposes, the Fund records these dividends as dividend income and records the investment in the REIT at market value.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.65% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million and 0.45% of the amount over $300 million. For the year ended December 31, 1998, ICC's advisory fee was $315,817 of which $15,525 was payable at the end of the period.

     ICC has agreed to waive a portion of its fee and reimburse expenses so that the Fund's total operating expenses for any fiscal year do not exceed 1.25% of the Class A Shares' average daily net assets, 2.00% of the Class B shares' average daily net assets and 1.00% of the Institutional Shares' average daily net assets. ICC waived fees of $144,382 for the year ended December 31, 1998.

     ICC also provides accounting services to the Fund for which the Fund pays ICC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets. For the year ended December 31, 1998, ICC's fee was $41,142 of which $3,194 was payable at the end of the period.

     ICC also provides transfer agency services to the Fund for which the Fund pays ICC a per account fee that is calculated and paid monthly. For the year ended December 31, 1998, ICC's fee was $49,118 of which $10,510 was payable at the end of the period.

     Certain officers and directors of the Fund are also officers or directors of ICC.


     ABKB/LaSalle Securities Limited Partnership ("ABKB/LaSalle") is the Fund's sub-advisor. As compensation for its sub-advisory services, ICC pays ABKB/LaSalle a fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates:0.40% of the first $100 million, 0.35% of the next $100 million, 0.30% of the next $100 million and 0.25% of the amount over $300 million.


     Bankers Trust Corporation has provided custody services to the Fund since September 22, 1997.For the year ended December 31, 1998, custody fees amounted to $15,719 of which $4,775 was payable at the end of the period.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 -- concluded

     ICC Distributors, Inc., a member of the Forum Group of companies, provides distribution services to the Fund for which the Fund pays ICC Distributors an annual fee pursuant to Rule 12b-1, that is calculated daily and paid monthly at the following annual rates:0.25% of the Class A Shares' average daily net assets and 1.00% of the Class B Shares average daily net assets. The fees for Class B Shares include a 0.25% shareholder servicing fee. Prior to September 1, 1997, Alex.Brown & Sons Incorporated served as the Fund's distributor for the same compensation and on substantially the same terms as ICC Distributors.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended December 31, 1998 was $407 and the accrued liability was $1,342.

     NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 15 million shares of $.001 par value capital stock (7 million Class A, 2 million Class B, 5 million Institutional Class and 1 million undesignated). Transactions in shares of the Fund were as follows:

                                                         Class A Shares
                                              -------------------------------
                                                  For the          For the
                                                Year Ended       Year Ended
                                               Dec. 31, 1998    Dec. 31, 1997
                                              -------------    ---------------
Shares sold ................................        913,519       1,256,866
Shares issued to shareholders on
   reinvestment of dividends ...............        173,588         146,244
Shares redeemed ............................       (878,163)       (182,922)
                                               ------------    ------------
Net increase in shares outstanding .........        208,944       1,220,188
                                               ============    ============

Proceeds from sale of shares ...............   $ 12,447,914    $ 18,297,796
Value of reinvested dividends ..............      2,258,875       2,192,511
Cost of shares redeemed ....................    (11,380,062)     (2,675,100)
                                               ------------    ------------
Net increase from capital share transactions   $  3,326,727    $ 17,815,207
                                               ============    ============

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

NOTE 3 -- concluded

                                                           Class B Shares
                                                   -----------------------------
                                                        For the       For the
                                                      Year Ended    Year Ended
                                                    Dec. 31, 1998 Dec. 31, 1997
                                                    ------------- --------------
Shares sold ....................................        189,158         272,248
Shares issued to shareholders on
   reinvestment of dividends ...................         34,739          28,690
Shares redeemed ................................       (188,973)        (60,099)
                                                    -----------     -----------
Net increase in shares outstanding .............         34,924         240,839
                                                    ===========     ===========
Proceeds from sale of shares ...................    $ 2,735,502     $ 4,002,637
Value of reinvested dividends ..................        449,966         428,928
Cost of shares redeemed ........................     (2,520,889)       (864,613)
                                                    -----------     -----------
Net increase from capital share transactions ...    $   664,579     $ 3,566,952
                                                    ===========     ===========




                                                      Institutional Shares
                                                 -------------------------------
                                                      For the        For the
                                                     Year Ended     Period Ended
                                                    Dec. 31, 1998  Dec. 31, 1997
                                                    ------------- --------------
Shares sold .......................................        47,072         18,118
Shares issued to shareholders on
   reinvestment of dividends ......................         2,477              1
Shares redeemed ...................................       (18,105)          --
                                                        ---------      ---------
Net increase in shares outstanding ................        31,444         18,119
                                                        =========      =========

Proceeds from sale of shares ......................     $ 703,400      $ 300,200
Value of reinvested dividends .....................        31,366              9
Cost of shares redeemed ...........................      (214,544)          --
                                                        ---------      ---------
Net increase from capital share transactions ......     $ 520,222      $ 300,209
                                                        =========      =========

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 4--Investment Transactions

     Excluding short-term obligations, purchases of investment securities aggregated $14,161,492 and sales of investment securities aggregated $11,716,062 for the year ended December 31, 1998.

     For Federal income tax purposes, the tax cost of investments held at December 31, 1998 was $45,647,506. At December 31, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $1,780,650, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $6,759,724.


NOTE 5--Net Assets

     On December 31, 1998, net assets consisted of:

Paid-in capital:
   Class A Shares ......................................   $ 36,710,121
   Class B Shares ......................................      8,239,179
   Institutional Shares ................................        823,918
Accumulated net realized gain from security transactions        667,790
Unrealized depreciation of investments .................     (4,979,074)
                                                           ------------
                                                           $ 41,461,934
                                                           ============

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Directors of
Flag Investors Real Estate Securities Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects the financial position of Flag Investors Real Estate Securities Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Baltimore, Maryland
February 5, 1999

Appendix

         The following descriptions or ratings have been published by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's").

--------------------------------------------------------------------------------

Description of Commercial Paper Ratings

         S&P - Commercial paper rated A by S&P is regarded as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with "extremely strong" safety characteristics. Those rated A-1 reflect an "strong" degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.

         Moody's - Commercial paper issues rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.

--------------------------------------------------------------------------------

Description of Corporate Bond Ratings

         S&P - AAA - Highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA - Also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

         A - Have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's- Aaa - Judged to be of the best quality. Carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

         A - Possess many favorable investment attributes and considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa - Considered as medium-grade obligations i.e., neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.





                                       A-2